                                                                      1992 GRANT

                           TELE-COMMUNICATIONS, INC.
                           1992 STOCK INCENTIVE PLAN

                           NON-QUALIFIED STOCK OPTION
                    AND STOCK APPRECIATION RIGHTS AGREEMENT


                 THIS AGREEMENT ("Agreement") is made as of the 11th day of November, 1992 (the "Grant Date"), by and between TELE-COMMUNICATIONS, INC., a Delaware corporation (the "Company"), and the person signing adjacent to the caption "Grantee" on the signature page hereof (the "Grantee").

                 The Company has adopted the Tele-Communications, Inc. 1992 Stock Incentive Plan (the "Plan"), a copy of which is appended to this Agreement as Exhibit A and by this reference made a part hereof, for the benefit of eligible employees of the Company and its Subsidiaries. Capitalized terms used and not otherwise defined herein shall have the meaning ascribed thereto in the Plan.

                 Pursuant to the Plan, the Compensation Committee of the Board (the "Committee"), which has been assigned responsibility for administering the Plan, has determined that it would be in the interest of the Company and its stockholders to grant the options and rights provided herein in order to provide Grantee with additional remuneration for services rendered, to encourage Grantee to remain in the employ of the Company or its Subsidiaries and to increase Grantee's personal interest in the continued success and progress of the Company.

                 The Company and Grantee therefore agree as follows:

                 1. GRANT OF OPTION. Subject to the terms and conditions herein, the Company grants to the Grantee, during the period commencing on the Grant Date and expiring at 5:00 p.m., Denver, Colorado time ("Close of Business"), on the day which immediately precedes the tenth anniversary of the Grant Date (the "Option Term"), subject to earlier termination as provided in paragraphs 8 and 12(b) below, an option to purchase from the Company, at the price per share set forth on Schedule 1 hereto (the "Option Price"), the number of shares of Common Stock set forth on said Schedule 1 (the "Option Shares"). The Option Price and Option Shares are subject to adjustment pursuant to paragraph 12 below. This option is designated as a "Nonqualified Stock Option" in accordance with the Plan and is hereinafter referred to as the "Option."

                 2. GRANT OF STOCK APPRECIATION RIGHTS. Subject to the terms and conditions herein and in tandem with the Option, the Company grants to Grantee for the Option Term, subject to earlier termination as provided in paragraphs 8 and 12(b) below, a stock appreciation right with respect to each Option Share (individually, a "Tandem SAR" and collectively, the "Tandem SARs"). Upon exercise of a Tandem SAR in accordance with this Agreement, the Company shall, subject to paragraph 6 below, make payment as follows:

                 (i) the amount of payment shall equal the amount by which the Fair Market Value of the Option Share on the date of exercise if the Tandem SAR exceeds the Option Price; and

                 (ii) payment of the amount determined in accordance with clause (i) shall be made in shares of Common Stock (valued at their Fair Market Value as of the date of exercise of such Tandem SAR), or, in the sole discretion of the Committee, in cash, or partly in cash and partly in shares of Common Stock.

                 3. REDUCTION UPON EXERCISE. The exercise of any number of Tandem SARs shall cause a corresponding reduction in the number of Option Shares which shall apply against the Option Shares then available for purchase. The exercise of the Option to purchase any number of Option Shares shall cause a corresponding reduction in the number of Tandem SARs.

                 4. CONDITIONS OF EXERCISE. The Option and Tandem SARs are exercisable only in accordance with the conditions stated in this paragraph.

                 (a) Except as otherwise provided in paragraph 12(b) below or in the last sentence of this subparagraph (a), the Option shall not be exercisable until the first anniversary of the Grant Date, and on such first anniversary and thereafter the Option may only be exercised to the extent the Option Shares have become available for purchase in accordance with the following schedule:

         Anniversary of                    Percentage of Option Shares
           Grant Date                         Available for Purchase
         --------------                    ---------------------------
              1st                                      20%
              2nd                                      40%
              3rd                                      60%
              4th                                      80%
              5th                                     100%

Notwithstanding the foregoing, all Option Shares shall become available for purchase if Grantee's employment with the Company and its Subsidiaries (i) shall terminate by reason of (x) termination by the Company without cause (as defined in Section 10.2(b) of the Plan), (y) termination by Grantee for good reason (as defined herein) or (z) Disability, (ii) shall terminate pursuant to provisions of a written employment agreement, if any, between the Grantee and the Company which expressly permit the Grantee to terminate such employment upon the occurrence of specified events (other than the giving of notice and passage of time), or (iii) if Grantee dies while employed by the Company or a Subsidiary.

                 (b) A Tandem SAR with respect to an Option Share shall be exercisable only if the Option Share is then available for purchase in accordance with subparagraph (a).

                 (c) To the extent the Option or Tandem SARs become exercisable, such Option or Tandem SARs may be exercised in whole or in part (at any time or from time to time, except as otherwise provided herein) until expiration of the Option Term or earlier termination thereof.

                 (d) Grantee acknowledges and agrees that the Committee may, in its discretion and as contemplated by Section 7.5 of the Plan, adopt rules and regulations from time to time after the date hereof with respect to the exercise of SARs and that the exercise by Grantee of the Tandem SARs will be subject to the further condition that such exercise is made in accordance with all such rules and regulations as the Committee may determine are applicable thereto.

                 5. MANNER OF EXERCISE. The Option or a Tandem SAR shall be considered exercised (as to the number of Option Shares or Tandem SARs specified in the notice referred to in subparagraph (a) below) on the latest of
(i) the date of exercise designated in the written notice referred to in subparagraph (a) below, (ii) if the date so designated is not a business day, the first business day following such date or (iii) the earliest business day by which the Company has received all of the following:

                 (a) Written notice, in such form as the Committee may require, designating, among other things, the date of exercise, the number of Option Shares to be purchased and/or the number of Tandem SARs to be exercised;

                 (b) If the Option is to be exercised, payment of the Option Price for each Option Share to be purchased in cash or in such other form, or combination of forms, of payment contemplated by Section 6.6(a) of the Plan as the Committee may permit; provided, however, that any shares of Common Stock or Class B Stock delivered in payment of the Option Price, if such form of payment is so permitted by the Committee, shall be shares that the Grantee has owned for a period of at least six months prior to the date of exercise, and provided, further, that, notwithstanding clause (v) of Section 6.6(a) of the Plan, Option Shares may not be withheld in payment or partial payment of the Option Price; and

                 (c) Any other documentation that the Committee may reasonably require.

                 Notwithstanding the foregoing, if in order to meet the exemptive requirements of Rule 16b-3, the Grantee exercises Tandem SARs during a quarterly window period determined in accordance with paragraph (e)(3) of such Rule (including by designating in a written notice of exercise delivered prior thereto that such exercise is to be effective during such window period), then the date of exercise of such Tandem SARs shall be deemed for purposes of this paragraph 5 and for purposes of the Fair Market Value determinations to be made pursuant to paragraph 2 hereof, to be the day during such window period on which the highest reported last sale price of a share of Common Stock as reported on NASDAQ occurred and the Fair Market Value of such share shall be deemed to be such highest reported last sale price.

                 6. MANDATORY WITHHOLDING FOR TAXES. Grantee acknowledges and agrees that the Company shall deduct from the cash and/or shares of Common Stock otherwise payable or deliverable upon exercise of the Option or a Tandem SAR an amount of cash and/or number of shares of Common Stock (valued at their Fair Market Value on the date of exercise) that is equal to the amount of all federal, state and local taxes required to be withheld by the Company upon such exercise, as determined by the Committee.

                 7. DELIVERY BY THE COMPANY. As soon as practicable after receipt of all items referred to in paragraph 5, and subject to the withholding referred to in paragraph 6, the Company shall deliver to the Grantee certificates issued in Grantee's name for the number of Option Shares purchased by exercise of the Option and for the number of shares of Common Stock to which the Grantee is entitled by the exercise of Tandem SARs and any cash payment to which the Grantee is entitled by the exercise of Tandem SARs. If delivery is by mail, delivery of shares of Common Stock shall be deemed effected for all purposes when a stock transfer agent of the Company shall have deposited the certificates in the United States mail, addressed to the Grantee, and any cash payment shall be deemed effected when a Company check, payable to Grantee and in an amount equal to the amount of the cash payment, shall have been deposited in the United States mail, addressed to the Grantee.

                 8. EARLY TERMINATION OF OPTION AND TANDEM SARS. Unless otherwise determined by the Committee in its sole discretion, the Option and Tandem SARs shall terminate, prior to the expiration of the Option Term, at the time specified below:

                 (a) If Grantee's employment with the Company and its Subsidiaries terminates (i) other than (x) by the Company for "cause" (as defined in Section 10.2(b) of the Plan), (y) by the Grantee with "good reason" (as defined herein) or (z) by the Company without cause, and (ii) other than
(x) by reason of death or Disability, (y) with the written consent of the Company or the applicable Subsidiary or (z) without such consent if such termination is pursuant to provisions of a written employment agreement, if any, between the Grantee and the Company which expressly permit the Grantee to terminate such employment upon the occurrence of specified events (other than the giving of notice and passage of time), then the Option and all Tandem SARs shall terminate at the Close of Business on the first business day following the expiration of the 90-day period which began on the date of termination of Grantee's employment;

                 (b) If Grantee dies while employed by the Company or a Subsidiary, or prior to the expiration of a period of time following termination of Grantee's employment during which the Option and Tandem SARs remain exercisable as provided in paragraph
(a), the Option and all Tandem SARs shall terminate at the Close of Business on the first business day following the expiration of the one-year period which began on the date of death;

                 (c) If Grantee's employment with the Company terminates by reason of Disability, then the Option and all Tandem SARs shall terminate at the Close of Business on the first business day following the expiration of the one-year period which began on the date of termination of Grantee's employment;

                 (d) If Grantee's employment with the Company and its Subsidiaries is terminated by the Company for "cause" (as defined in Section 10.2(b) of the Plan), then the Option and all Tandem SARs shall terminate immediately upon such termination of Grantee's employment; or

                 (e)      If Grantee's employment (i) is terminated by Grantee
(x) with "good reason" (as defined herein), (y) with the written consent of the Company or the applicable Subsidiary or (z) pursuant to provisions of a written employment agreement, if any, between the Grantee and the Company which expressly permit the Grantee to terminate such employment upon the occurrence of specified events (other than the giving of notice and passage of time), or
(ii) by the Company without "cause" (as defined in Section 10.2(b) of the Plan), then the Option Term shall terminate early only as provided for in paragraph 8(b) or 12(b) below.

                 In any event in which the Option and Tandem SARs remain exercisable for a period of time following the date of termination of Grantee's employment as provided above, the Option and Tandem SARs may be exercised during such period of time only to the extent the same were exercisable as provided in paragraph 4 above on such date of termination of Grantee's employment. A change of employment is not a termination of employment within the meaning of this paragraph 8 provided that, after giving effect to such change, the Grantee continues to be an employee of the Company or any Subsidiary. Notwithstanding any period of time referenced in this paragraph 8 or any other provision of this paragraph that may be construed to the contrary, the Option and all Tandem SARs shall in any event terminate upon the expiration of the Option Term.

                 "Good reason" for purposes of the Agreement shall be deemed to have occurred upon the happening of any of the following:

                 (i)      any reduction in Grantee's annual rate of salary;

                 (ii) either (x) a failure of the Company to continue in effect any employee benefit plan in which Grantee was participating or
         (y) the taking of any action by the Company that would adversely affect Grantee's participation in, or materially reduce Grantee's benefits under, any such employee benefit plan, unless such failure or such taking of any action, adversely affects the senior members of the corporate management of the Company generally;

                 (iii)    the assignment to Grantee of duties and
         responsibilities that are materially more oppressive or onerous than those attendant to Grantee's position immediately after the date hereof;

                 (iv) the relocation of the office location as assigned to Grantee by the Company to a location more than 20 miles from Grantee's current location without Grantee's consent; or

                 (v) the failure of the Company to obtain, prior to the time of any reorganization, merger, consolidation, disposition of all or substantially all of the assets of the Company or similar transaction effective after the date hereof, in which the Company is not the surviving person, the unconditional assumption in writing or by operation of law of the Company's obligations to Grantee under this Agreement by each direct successor to the Company in any such transaction.

                 9. AUTOMATIC EXERCISE OF TANDEM SARS. Immediately prior to the termination of the Option, as provided in paragraph 8 above, or the expiration of the Option Term, all remaining Tandem SARs shall be deemed to have been exercised by the Grantee.

                 10. NONTRANSFERABILITY OF OPTION AND TANDEM SARS. During Grantee's lifetime, the Option and Tandem SARs are not transferable (voluntarily or involuntarily) other than pursuant to a qualified domestic relations order and, except as otherwise required pursuant to a qualified domestic relations order, are exercisable only by the Grantee or Grantee's court appointed legal representative. The Grantee may designate a beneficiary or beneficiaries to whom the Option and Tandem SARs shall pass upon Grantee's death and may change such designation from time to time by filing a written designation of beneficiary or beneficiaries with the Committee on the form annexed hereto as Exhibit B or such other form as may be prescribed by the Committee, provided that no such designation shall be effective unless so filed prior to the death of Grantee. If no such designation is made or if the designated beneficiary does not survive the Grantee's death, the Option and Tandem SARs shall pass by will or the laws of descent and distribution. Following Grantee's death, the Option and any Tandem SARs, if otherwise exercisable, may be exercised by the person to whom such option or right passes accordingly to the foregoing and such person shall be deemed the Grantee for purposes of any applicable provisions of this Agreement.

                 11. NO SHAREHOLDER RIGHTS. The Grantee shall not be deemed for any purpose to be, or to have any of the rights of, a stockholder of the Company with respect to any shares of Common Stock as to which this Agreement relates until such shares shall have been issued to Grantee by the Company. Furthermore, the existence of this Agreement shall not affect in any way the right or power of the Company or its stockholders to accomplish any corporate act, including, without limitation, the acts referred to in Section
10.18 of the Plan.

                 12.      ADJUSTMENTS.

                 (a) The Option and Tandem SARs shall be subject to adjustment (including, without limitation, as to the number of Option Shares and the Option Price per share) in the sole discretion of the Committee and in such manner as the Committee may deem equitable and appropriate in connection with the occurrence of any of the events described in Section 4.2 of the Plan following the Grant Date.

                 (b) In the event of any Approved Transaction, Board Change or Control Purchase, the Option and all Tandem SARs shall become exercisable in full without regard to paragraph 4(a); provided, however, that to the extent not theretofore exercised the Option and all Tandem SARs shall terminate upon the first to occur of the consummation of the Approved Transaction, the expiration of the Option Term or the earlier termination of the Option and Tandem SARs pursuant to paragraph 8 hereof. Notwithstanding the foregoing, the Committee may, in its discretion, determine that the Option and Tandem SARs will not become exercisable on an accelerated basis in connection with an Approved Transaction and/or will not terminate if not exercised prior to consummation of the Approved Transaction, if the Board or the surviving or acquiring corporation, as the case may be, shall have taken or made effective provision for the taking of such action as in the opinion of the Committee is equitable and appropriate to substitute a new Award for the Award evidenced by this Agreement or to assume this Agreement and the Award evidenced hereby and in order to make such new or assumed Award, as nearly as may be practicable, equivalent to the Award evidenced by this Agreement as then in effect (but before giving effect to any acceleration of the exercisability hereof unless otherwise determined by the Committee), taking into account, to the extent applicable, the kind and amount of securities, cash or other assets into or for which the Common Stock may be changed, converted or exchanged in connection with the Approved Transaction.

                 13. RESTRICTIONS IMPOSED BY LAW. Without limiting the generality of Section 10.9 of the Plan, the Grantee agrees that Grantee will not exercise the Option or any Tandem SAR and that the Company will not be obligated to deliver any shares of Common Stock or make any cash payment, if counsel to the Company determines that such exercise, delivery or payment would violate any applicable law or any rule or regulation of any governmental authority or any rule or regulation of, or agreement of the Company with, any securities exchange or association upon which the Common Stock is listed or quoted. Except as provided in Section 10.9 of the Plan, the Company shall in no event be obligated to take any affirmative action in order to cause the exercise of the Option or any Tandem SAR or the resulting delivery of shares of Common Stock or other payment to comply with any such law, rule, regulation or agreement.

                 14. NOTICE. Unless the Company notifies the Grantee in writing of a different procedure, any notice or other communication to the Company with respect to this Agreement shall be in writing and shall be:

                 (i)      delivered personally to the following address:

                                  Tele-Communications, Inc.
                                  5619 DTC Parkway
                                  Englewood, Colorado 80111-3000

                          and conspicuously marked "Tele-Communications, Inc. 1992 Stock Incentive Plan, c/o General Counsel"; or

                 (ii) sent by first class mail, postage prepaid, and addressed as follows:

                                  Tele-Communications, Inc. 1992
                                    Stock Incentive Plan
                                  c/o  General Counsel, Tele-Communications,
                                    Inc.
                                  P. O. Box 5630
                                  Denver, Colorado 80217

Any notice or other communication to the Grantee with respect to this Agreement shall be in writing and shall be delivered personally, or shall be sent by first class mail, postage prepaid, to Grantee's address as listed in the records of the Company or the employing Subsidiary on the Grant Date, unless the Company has received written notification from the Grantee of a change of address.

                 15. AMENDMENT. Notwithstanding any other provisions hereof, this Agreement may be supplemented or amended from time to time as approved by the Committee as contemplated by Section 10.8(b) of the Plan. Without limiting the generality of the foregoing, without the consent of the Grantee,

                 (a) this Agreement may be amended or supplemented (i) to cure any ambiguity or to correct or supplement any provision herein which may be defective or inconsistent with any other provision herein, or (ii) to add to the covenants and agreements of the Company for the benefit of Grantee or surrender any right or power reserved to or conferred upon the Company in this Agreement, subject, however, to any required approval of the Company's stockholders and, provided, in each case, that such changes or corrections shall not adversely affect the rights of Grantee with respect to the Award evidenced hereby, or (iii) to make such other changes as the Company, upon advice of counsel, determines are necessary or advisable because of the adoption or promulgation of, or change in or of the interpretation of, any law or governmental rule or regulation, including any applicable federal or state securities laws; and

                 (b) subject to Section 10.8(b) of the Plan and any required approval of the Company's stockholders, the Award evidenced by this Agreement may be cancelled by the Committee and a new Award made in substitution therefor, provided that the Award so substituted shall satisfy all of the requirements of the Plan as of the date such new Award is made and no such action shall adversely affect the Option or any Tandem SAR to the extent then exercisable.

                 16. GRANTEE EMPLOYMENT. Nothing contained in this Agreement, and no action of the Company or the Committee with respect hereto, shall confer or be construed to confer on the Grantee any right to continue in the employ of the Company or any of its Subsidiaries or interfere in any way with the right of the Company or any employing Subsidiary to terminate the Grantee's employment at any time, with or without cause; subject, however, to the provisions of any employment agreement between the Grantee and the Company or any Subsidiary.

                 17. GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of Colorado.

                 18. CONSTRUCTION. References in this Agreement to "this Agreement" and the words "herein," "hereof," "hereunder" and similar terms include all Exhibits and Schedules appended hereto, including the Plan. This Agreement is entered into, and the Award evidenced hereby is granted, pursuant to the Plan and shall be governed by and construed in accordance with the Plan and the administrative interpretations adopted by the Committee thereunder.
All decisions of the Committee upon questions regarding the Plan or this Agreement shall be conclusive. Unless otherwise expressly stated herein, in the event of any inconsistency between the terms of the Plan and this Agreement, the terms of the Plan shall control. The headings of the paragraphs of this Agreement have been included for convenience of reference only, are not to be considered a part hereof and shall in no way modify or restrict any of the terms or provisions hereof.

                 19. DUPLICATE ORIGINALS. The Company and the Grantee may sign any number of copies of this Agreement. Each signed copy shall be an original, but all of them together represent the same agreement.

                 20. RULES BY COMMITTEE. The rights of the Grantee and obligations of the Company hereunder shall be subject to such reasonable rules and regulations as the Committee may, subject to the express provisions of the Plan, adopt from time to time hereafter.

                 21. GRANTEE ACCEPTANCE. Grantee shall signify acceptance of the terms and conditions of this Agreement by signing in the space provided below and returning a signed copy to the Company.

ATTEST:                                      TELE-COMMUNICATIONS, INC.



_________________________                    By:_______________________________
Assistant Secretary                                 Name:
                                                    Title:


                                             ACCEPTED:


                                             __________________________________
                                                    Grantee

                                        Schedule 1 to Non-Qualified Stock Option and Stock Appreciation Rights Agreement dated as of November 11, 1992



             TELE-COMMUNICATIONS, INC. 1992 STOCK INCENTIVE PLAN



Grantee:


Grant Date:               November 11, 1992


Option Price:             $16.75 per share


Option Shares:            __________ shares of the Company's Class A
                          Common Stock, $1.00 par value per share

                                         Exhibit B to Non-Qualified Stock Option
                                         and Stock Appreciation Rights Agreement
                                         dated as of November 11, 1992



             TELE-COMMUNICATIONS, INC. 1992 STOCK INCENTIVE PLAN

                          DESIGNATION OF BENEFICIARY


         I, _________________________________  (the "Grantee"), hereby declare that upon my death ____________________________________ (the "Beneficiary") of
                             Name
_____________________________________________________________________________,
       Street Address            City          State          Zip Code

who is my __________________________________________, shall be entitled to the
                    Relationship to Grantee

Option, Tandem SARs and all other rights accorded the Grantee by the above-referenced grant agreement (the "Agreement").

         It is understood that this Designation of Beneficiary is made pursuant to the Agreement and is subject to the conditions stated herein, including the Beneficiary's survival of the Grantee's death. If any such condition is not satisfied, such rights shall devolve according to the Grantee's will or the laws of descent and distribution.

         It is further understood that all prior designations of beneficiary under the Agreement are hereby revoked and that this Designation of Beneficiary may only be revoked in writing, signed by the Grantee, and filed with the Company prior to the Grantee's death.





_______________________________       __________________________________________
             Date                                     Grantee

                                                                      1993 GRANT


                           TELE-COMMUNICATIONS, INC.
                           1992 STOCK INCENTIVE PLAN

                           NON-QUALIFIED STOCK OPTION
                    AND STOCK APPRECIATION RIGHTS AGREEMENT


                 THIS AGREEMENT ("Agreement") is made as of the 12th day of October, 1993 (the "Grant Date"), by and between TELE-COMMUNICATIONS, INC., a Delaware corporation (the "Company"), and the person signing adjacent to the caption "Grantee" on the signature page hereof (the "Grantee").

                 The Company has adopted the Tele-Communications, Inc. 1992 Stock Incentive Plan (the "Plan"), a copy of which is appended to this Agreement as Exhibit A and by this reference made a part hereof, for the benefit of eligible employees of the Company and its Subsidiaries. Capitalized terms used and not otherwise defined herein shall have the meaning ascribed thereto in the Plan.

                 Pursuant to the Plan, the Compensation Committee of the Board (the "Committee"), which has been assigned responsibility for administering the Plan, has determined that it would be in the interest of the Company and its stockholders to grant the options and rights provided herein in order to provide Grantee with additional remuneration for services rendered, to encourage Grantee to remain in the employ of the Company or its Subsidiaries and to increase Grantee's personal interest in the continued success and progress of the Company.

                 The Company and Grantee therefore agree as follows:

                 1. GRANT OF OPTION. Subject to the terms and conditions herein, the Company grants to the Grantee, during the period commencing on the Grant Date and expiring at 5:00 p.m., Denver, Colorado time ("Close of Business"), on the day which immediately precedes the tenth anniversary of the Grant Date (the "Option Term"), subject to earlier termination as provided in paragraphs 8 and 12(b) below, an option to purchase from the Company, at the price per share set forth on Schedule 1 hereto (the "Option Price"), the number of shares of Common Stock set forth on said Schedule 1 (the "Option Shares"). The Option Price and Option Shares are subject to adjustment pursuant to paragraph 12 below. This option is designated as a "Nonqualified Stock Option" in accordance with the Plan and is hereinafter referred to as the "Option."

                 2. GRANT OF STOCK APPRECIATION RIGHTS. Subject to the terms and conditions herein and in tandem with the Option, the Company grants to Grantee for the

Option Term, subject to earlier termination as provided in paragraphs 8 and 12(b) below, a stock appreciation right with respect to each Option Share (individually, a "Tandem SAR" and collectively, the "Tandem SARs"). Upon exercise of a Tandem SAR in accordance with this Agreement, the Company shall, subject to paragraph 6 below, make payment as follows:

                 (i) the amount of payment shall equal the amount by which the Fair Market Value of the Option Share on the date of exercise if the Tandem SAR exceeds the Option Price; and

                 (ii) payment of the amount determined in accordance with clause (i) shall be made in shares of Common Stock (valued at their Fair Market Value as of the date of exercise of such Tandem SAR), or, in the sole discretion of the Committee, in cash, or partly in cash and partly in shares of Common Stock.

                 3. REDUCTION UPON EXERCISE. The exercise of any number of Tandem SARs shall cause a corresponding reduction in the number of Option Shares which shall apply against the Option Shares then available for purchase. The exercise of the Option to purchase any number of Option Shares shall cause a corresponding reduction in the number of Tandem SARs.

                 4. CONDITIONS OF EXERCISE. The Option and Tandem SARs are exercisable only in accordance with the conditions stated in this paragraph.

                 (a) Except as otherwise provided in paragraph 12(b) below or in the last sentence of this subparagraph (a), the Option shall not be exercisable until the first anniversary of the Grant Date, and on such first anniversary and thereafter the Option may only be exercised to the extent the Option Shares have become available for purchase in accordance with the following schedule:

         Anniversary of                    Percentage of Option Shares
           Grant Date                         Available for Purchase
         --------------                    ---------------------------
              1st                                      25%
              2nd                                      50%
              3rd                                      75%
              4th                                     100%

Notwithstanding the foregoing, all Option Shares shall become available for purchase if Grantee's employment with the Company and its Subsidiaries (i) shall terminate by reason of (x) termination by the Company without cause (as defined in Section 10.2(b) of the Plan), (y) termination by Grantee for good reason (as defined herein) or (z) Disability, (ii) shall terminate pursuant to provisions of a written employment agreement, if any, between the Grantee and the Company which expressly permit the Grantee to terminate such employment upon the occurrence of specified events (other than the giving of notice and passage of time), or (iii) if Grantee dies while employed by the Company or a Subsidiary.

                 (b) A Tandem SAR with respect to an Option Share shall be exercisable only if the Option Share is then available for purchase in accordance with subparagraph (a).

                 (c) To the extent the Option or Tandem SARs become exercisable, such Option or Tandem SARs may be exercised in whole or in part (at any time or from time to time, except as otherwise provided herein) until expiration of the Option Term or earlier termination thereof.

                 (d) Grantee acknowledges and agrees that the Committee may, in its discretion and as contemplated by Section 7.5 of the Plan, adopt rules and regulations from time to time after the date hereof with respect to the exercise of SARs and that the exercise by Grantee of the Tandem SARs will be subject to the further condition that such exercise is made in accordance with all such rules and regulations as the Committee may determine are applicable thereto.

                 5. MANNER OF EXERCISE. The Option or a Tandem SAR shall be considered exercised (as to the number of Option Shares or Tandem SARs specified in the notice referred to in subparagraph (a) below) on the latest of
(i) the date of exercise designated in the written notice referred to in subparagraph (a) below, (ii) if the date so designated is not a business day, the first business day following such date or (iii) the earliest business day by which the Company has received all of the following:

                 (a) Written notice, in such form as the Committee may require, designating, among other things, the date of exercise, the number of Option Shares to be purchased and/or the number of Tandem SARs to be exercised;

                 (b) If the Option is to be exercised, payment of the Option Price for each Option Share to be purchased in cash or in such other form, or combination of forms, of payment contemplated by Section 6.6(a) of the Plan as the Committee may permit; provided, however, that any shares of Common Stock or Class B Stock delivered in payment of the Option Price, if such form of payment is so permitted by the Committee, shall be shares that the Grantee has owned for a period of at least six months prior to the date of exercise, and provided, further, that, notwithstanding clause (v) of Section 6.6(a) of the Plan, Option Shares may not be withheld in payment or partial payment of the Option Price; and

                 (c) Any other documentation that the Committee may reasonably require.

                 Notwithstanding the foregoing, if in order to meet the exemptive requirements of Rule 16b-3, the Grantee exercises Tandem SARs during a quarterly window period determined in accordance with paragraph (e)(3) of such Rule (including by designating in a written notice of exercise delivered prior thereto that such exercise is to be effective during such window period), then the date of exercise of such Tandem SARs shall be deemed for purposes of this paragraph 5 and for purposes of the Fair Market Value determinations to be made pursuant to paragraph 2 hereof, to be the day during such window period on which the highest reported last sale price of a share of Common Stock as reported on NASDAQ occurred and the Fair Market Value of such share shall be deemed to be such highest reported last sale price.

                 6. MANDATORY WITHHOLDING FOR TAXES. Grantee acknowledges and agrees that the Company shall deduct from the cash and/or shares of Common Stock otherwise payable or deliverable upon exercise of the Option or a Tandem SAR an amount of cash and/or number of shares of Common Stock (valued at their Fair Market Value on the date of exercise) that is equal to the amount of all federal, state and local taxes required to be withheld by the Company upon such exercise, as determined by the Committee.

                 7. DELIVERY BY THE COMPANY. As soon as practicable after receipt of all items referred to in paragraph 5, and subject to the withholding referred to in paragraph 6, the Company shall deliver to the Grantee certificates issued in Grantee's name for the number of Option Shares purchased by exercise of the Option and for the number of shares of Common Stock to which the Grantee is entitled by the exercise of Tandem SARs and any cash payment to which the Grantee is entitled by the exercise of Tandem SARs. If delivery is by mail, delivery of shares of Common Stock shall be deemed effected for all purposes when a stock transfer agent of the Company shall have deposited the certificates in the United States mail, addressed to the Grantee, and any cash payment shall be deemed effected when a Company check, payable to Grantee and in an amount equal to the amount of the cash payment, shall have been deposited in the United States mail, addressed to the Grantee.

                 8. EARLY TERMINATION OF OPTION AND TANDEM SARS. Unless otherwise determined by the Committee in its sole discretion, the Option and Tandem SARs shall terminate, prior to the expiration of the Option Term, at the time specified below:

                 (a) If Grantee's employment with the Company and its Subsidiaries terminates (i) other than (x) by the Company for "cause" (as defined in Section 10.2(b) of the Plan), (y) by the Grantee with "good reason" (as defined herein) or (z) by the Company without cause, and (ii) other than
(x) by reason of death or Disability, (y) with the written consent of the Company or the applicable Subsidiary or (z) without such consent if such termination is pursuant to provisions of a written employment agreement, if any, between the Grantee and the Company which expressly permit the Grantee to terminate such employment upon the occurrence of specified events (other than the giving of notice and passage of time), then the Option and all Tandem SARs shall terminate at the Close of Business on the first business day following the expiration of the 90-day period which began on the date of termination of Grantee's employment;

                 (b) If Grantee dies while employed by the Company or a Subsidiary, or prior to the expiration of a period of time following termination of Grantee's employment during which the Option and Tandem SARs remain exercisable as provided in paragraph
(a), the Option and all Tandem SARs shall terminate at the Close of Business on the first business day following the expiration of the one-year period which began on the date of death;

                 (c) If Grantee's employment with the Company terminates by reason of Disability, then the Option and all Tandem SARs shall terminate at the Close of Business on the first business day following the expiration of the one-year period which began on the date of termination of Grantee's employment;

                 (d) If Grantee's employment with the Company and its Subsidiaries is terminated by the Company for "cause" (as defined in Section 10.2(b) of the Plan), then the Option and all Tandem SARs shall terminate immediately upon such termination of Grantee's employment; or

                 (e)      If Grantee's employment (i) is terminated by Grantee
(x) with "good reason" (as defined herein), (y) with the written consent of the Company or the applicable Subsidiary or (z) pursuant to provisions of a written employment agreement, if any, between the Grantee and the Company which expressly permit the Grantee to terminate such employment upon the occurrence of specified events (other than the giving of notice and passage of time), or
(ii) by the Company without "cause" (as defined in Section 10.2(b) of the Plan), then the Option Term shall terminate early only as provided for in paragraph 8(b) or 12(b) below.

                 In any event in which the Option and Tandem SARs remain exercisable for a period of time following the date of termination of Grantee's employment as provided above, the Option and Tandem SARs may be exercised during such period of time only to the extent the same were exercisable as provided in paragraph 4 above on such date of termination of Grantee's employment. A change of employment is not a termination of employment within the meaning of this paragraph 8 provided that, after giving effect to such change, the Grantee continues to be an employee of the Company or any Subsidiary. Notwithstanding any period of time referenced in this paragraph 8 or any other provision of this paragraph that may be construed to the contrary, the Option and all Tandem SARs shall in any event terminate upon the expiration of the Option Term.

                 "Good reason" for purposes of the Agreement shall be deemed to have occurred upon the happening of any of the following:

                 (i)      any reduction in Grantee's annual rate of salary;

                 (ii) either (x) a failure of the Company to continue in effect any employee benefit plan in which Grantee was participating or
         (y) the taking of any action by the Company that would adversely affect Grantee's participation in, or materially reduce Grantee's benefits under, any such employee benefit plan, unless such failure or such taking of any action, adversely affects the senior members of the corporate management of the Company generally;

                 (iii)    the assignment to Grantee of duties and
         responsibilities that are materially more oppressive or onerous than those attendant to Grantee's position immediately after the date hereof;

                 (iv) the relocation of the office location as assigned to Grantee by the Company to a location more than 20 miles from Grantee's current location without Grantee's consent; or

                 (v) the failure of the Company to obtain, prior to the time of any reorganization, merger, consolidation, disposition of all or substantially all of the assets of the Company or similar transaction effective after the date hereof, in which the Company is not the surviving person, the unconditional assumption in writing or by operation of law of the Company's obligations to Grantee under this Agreement by each direct successor to the Company in any such transaction.

                 9. AUTOMATIC EXERCISE OF TANDEM SARS. Immediately prior to the termination of the Option, as provided in paragraph 8 above, or the expiration of the Option Term, all remaining Tandem SARs shall be deemed to have been exercised by the Grantee.

                 10. NONTRANSFERABILITY OF OPTION AND TANDEM SARS. During Grantee's lifetime, the Option and Tandem SARs are not transferable (voluntarily or involuntarily) other than pursuant to a qualified domestic relations order and, except as otherwise required pursuant to a qualified domestic relations order, are exercisable only by the Grantee or Grantee's court appointed legal representative. The Grantee may designate a beneficiary or beneficiaries to whom the Option and Tandem SARs shall pass upon Grantee's death and may change such designation from time to time by filing a written designation of beneficiary or beneficiaries with the Committee on the form annexed hereto as Exhibit B or such other form as may be prescribed by the Committee, provided that no such designation shall be effective unless so filed prior to the death of Grantee. If no such designation is made or if the designated beneficiary does not survive the Grantee's death, the Option and Tandem SARs shall pass by will or the laws of descent and distribution. Following Grantee's death, the Option and any Tandem SARs, if otherwise exercisable, may be exercised by the person to whom such option or right passes accordingly to the foregoing and such person shall be deemed the Grantee for purposes of any applicable provisions of this Agreement.

                 11. NO SHAREHOLDER RIGHTS. The Grantee shall not be deemed for any purpose to be, or to have any of the rights of, a stockholder of the Company with respect to any shares of Common Stock as to which this Agreement relates until such shares shall have been issued to Grantee by the Company. Furthermore, the existence of this Agreement shall not affect in any way the right or power of the Company or its stockholders to accomplish any corporate act, including, without limitation, the acts referred to in Section
10.18 of the Plan.

                 12.      ADJUSTMENTS.

                 (a) The Option and Tandem SARs shall be subject to adjustment (including, without limitation, as to the number of Option Shares and the Option Price per share) in the sole discretion of the Committee and in such manner as the Committee may deem equitable and appropriate in connection with the occurrence of any of the events described in Section 4.2 of the Plan following the Grant Date.

                 (b) In the event of any Approved Transaction, Board Change or Control Purchase, the Option and all Tandem SARs shall become exercisable in full without regard to paragraph 4(a); provided, however, that to the extent not theretofore exercised the Option and all Tandem SARs shall terminate upon the first to occur of the consummation of the Approved Transaction, the expiration of the Option Term or the earlier termination of the Option and Tandem SARs pursuant to paragraph 8 hereof. Notwithstanding the foregoing, the Committee may, in its discretion, determine that the Option and Tandem SARs will not become exercisable on an accelerated basis in connection with an Approved Transaction and/or will not terminate if not exercised prior to consummation of the Approved Transaction, if the Board or the surviving or acquiring corporation, as the case may be, shall have taken or made effective provision for the taking of such action as in the opinion of the Committee is equitable and appropriate to substitute a new Award for the Award evidenced by this Agreement or to assume this Agreement and the Award evidenced hereby and in order to make such new or assumed Award, as nearly as may be practicable, equivalent to the Award evidenced by this Agreement as then in effect (but before giving effect to any acceleration of the exercisability hereof unless otherwise determined by the Committee), taking into account, to the extent applicable, the kind and amount of securities, cash or other assets into or for which the Common Stock may be changed, converted or exchanged in connection with the Approved Transaction.

                 13. RESTRICTIONS IMPOSED BY LAW. Without limiting the generality of Section 10.9 of the Plan, the Grantee agrees that Grantee will not exercise the Option or any Tandem SAR and that the Company will not be obligated to deliver any shares of Common Stock or make any cash payment, if counsel to the Company determines that such exercise, delivery or payment would violate any applicable law or any rule or regulation of any governmental authority or any rule or regulation of, or agreement of the Company with, any securities exchange or association upon which the Common Stock is listed or quoted. Except as provided in Section 10.9 of the Plan, the Company shall in no event be obligated to take any affirmative action in order to cause the exercise of the Option or any Tandem SAR or the resulting delivery of shares of Common Stock or other payment to comply with any such law, rule, regulation or agreement.

                 14. NOTICE. Unless the Company notifies the Grantee in writing of a different procedure, any notice or other communication to the Company with respect to this Agreement shall be in writing and shall be:

                 (i)      delivered personally to the following address:

                                  Tele-Communications, Inc.
                                  5619 DTC Parkway
                                  Englewood, Colorado 80111-3000

                          and conspicuously marked "Tele-Communications, Inc. 1992 Stock Incentive Plan, c/o General Counsel"; or

                 (ii) sent by first class mail, postage prepaid, and addressed as follows:

                                  Tele-Communications, Inc. 1992
                                    Stock Incentive Plan
                                  c/o  General Counsel, Tele-Communications,
                                    Inc.
                                  P. O. Box 5630
                                  Denver, Colorado 80217

Any notice or other communication to the Grantee with respect to this Agreement shall be in writing and shall be delivered personally, or shall be sent by first class mail, postage prepaid, to Grantee's address as listed in the records of the Company or the employing Subsidiary on the Grant Date, unless the Company has received written notification from the Grantee of a change of address.

                 15. AMENDMENT. Notwithstanding any other provisions hereof, this Agreement may be supplemented or amended from time to time as approved by the Committee as contemplated by Section 10.8(b) of the Plan. Without limiting the generality of the foregoing, without the consent of the Grantee,

                 (a) this Agreement may be amended or supplemented (i) to cure any ambiguity or to correct or supplement any provision herein which may be defective or inconsistent with any other provision herein, or (ii) to add to the covenants and agreements of the Company for the benefit of Grantee or surrender any right or power reserved to or conferred upon the Company in this Agreement, subject, however, to any required approval of the Company's stockholders and, provided, in each case, that such changes or corrections shall not adversely affect the rights of Grantee with respect to the Award evidenced hereby, or (iii) to make such other changes as the Company, upon advice of counsel, determines are necessary or advisable because of the adoption or promulgation of, or change in or of the interpretation of, any law or governmental rule or regulation, including any applicable federal or state securities laws; and

                 (b) subject to Section 10.8(b) of the Plan and any required approval of the Company's stockholders, the Award evidenced by this Agreement may be cancelled by the Committee and a new Award made in substitution therefor, provided that the Award so substituted shall satisfy all of the requirements of the Plan as of the date such new Award is made and no such action shall adversely affect the Option or any Tandem SAR to the extent then exercisable.

                 16. GRANTEE EMPLOYMENT. Nothing contained in this Agreement, and no action of the Company or the Committee with respect hereto, shall confer or be construed to confer on the Grantee any right to continue in the employ of the Company or any of its Subsidiaries or interfere in any way with the right of the Company or any employing Subsidiary to terminate the Grantee's employment at any time, with or without cause; subject, however, to the provisions of any employment agreement between the Grantee and the Company or any Subsidiary.

                 17. GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of Colorado.

                 18. CONSTRUCTION. References in this Agreement to "this Agreement" and the words "herein," "hereof," "hereunder" and similar terms include all Exhibits and Schedules appended hereto, including the Plan. This Agreement is entered into, and the Award evidenced hereby is granted, pursuant to the Plan and shall be governed by and construed in accordance with the Plan and the administrative interpretations adopted by the Committee thereunder.
All decisions of the Committee upon questions regarding the Plan or this Agreement shall be conclusive. Unless otherwise expressly stated herein, in the event of any inconsistency between the terms of the Plan and this Agreement, the terms of the Plan shall control. The headings of the paragraphs of this Agreement have been included for convenience of reference only, are not to be considered a part hereof and shall in no way modify or restrict any of the terms or provisions hereof.

                 19. DUPLICATE ORIGINALS. The Company and the Grantee may sign any number of copies of this Agreement. Each signed copy shall be an original, but all of them together represent the same agreement.

                 20. RULES BY COMMITTEE. The rights of the Grantee and obligations of the Company hereunder shall be subject to such reasonable rules and regulations as the Committee may, subject to the express provisions of the Plan, adopt from time to time hereafter.

                 21. GRANTEE ACCEPTANCE. Grantee shall signify acceptance of the terms and conditions of this Agreement by signing in the space provided below and returning a signed copy to the Company.

ATTEST:                                    TELE-COMMUNICATIONS, INC.



_________________________                  By:_________________________________
Assistant Secretary                                Name:
                                                   Title:


                                           ACCEPTED:


                                           ____________________________________
                                                   Grantee

                                        Schedule 1 to Non-Qualified Stock Option and Stock Appreciation Rights Agreement dated as of October 12, 1993



             TELE-COMMUNICATIONS, INC. 1992 STOCK INCENTIVE PLAN



Grantee:


Grant Date:               October 12, 1993


Option Price:             $16.75 per share


Option Shares:            __________ shares of the Company's Class A
                          Common Stock, $1.00 par value per share

                                         Exhibit B to Non-Qualified Stock Option
                                         and Stock Appreciation Rights Agreement
                                         dated as of October 12, 1993



             TELE-COMMUNICATIONS, INC. 1992 STOCK INCENTIVE PLAN

                          DESIGNATION OF BENEFICIARY


         I, __________________________________ (the "Grantee"), hereby declare that upon my death ____________________________________ (the "Beneficiary") of
                               Name
_____________________________________________________________________________,
     Street Address                  City        State          Zip Code

who is my __________________________________________, shall be entitled to the
                  Relationship to Grantee

Option, Tandem SARs and all other rights accorded the Grantee by the above-referenced grant agreement (the "Agreement").

         It is understood that this Designation of Beneficiary is made pursuant to the Agreement and is subject to the conditions stated herein, including the Beneficiary's survival of the Grantee's death. If any such condition is not satisfied, such rights shall devolve according to the Grantee's will or the laws of descent and distribution.

         It is further understood that all prior designations of beneficiary under the Agreement are hereby revoked and that this Designation of Beneficiary may only be revoked in writing, signed by the Grantee, and filed with the Company prior to the Grantee's death.





_______________________________     __________________________________________
             Date                                 Grantee

                           TELE-COMMUNICATIONS, INC.

                           NON-QUALIFIED STOCK OPTION
                    AND STOCK APPRECIATION RIGHTS AGREEMENT


                 THIS AGREEMENT ("Agreement") is made as of the 12th day of October, 1993, by and between TELE-COMMUNICATIONS, INC., a Delaware corporation (the "Company"), and JEROME H. KERN (the "Grantee").

                 The Company has adopted the Tele-Communications, Inc. 1992 Stock Incentive Plan (the "Plan"), a copy of which is appended to this Agreement as Exhibit A. Capitalized terms used and not otherwise defined herein shall have the meaning ascribed thereto in the Plan.

                 The Board of Directors of the Company has determined that it would be in the interest of the Company and its stockholders to grant the options and rights provided herein in order to provide Grantee with additional remuneration for non-legal services rendered, to encourage Grantee to become a member of the Board and to increase Grantee's personal interest in the continued success and progress of the Company.

                 The Company and Grantee therefore agree as follows:

                 1. GRANT OF OPTION. Subject to the terms and conditions herein, the Company grants to the Grantee, during the period commencing on the Grant Date (as defined in Schedule 1 hereto) and expiring at 5:00 p.m., Denver, Colorado time ("Close of Business") on the day which immediately precedes the fifth anniversary of the Grant Date (the "Option Term"), subject to earlier termination as provided in paragraphs 8 and 12(b) below, an option to purchase from the Company, at the price per share set forth on Schedule 1 hereto (the "Option Price"), the number of shares of Common Stock set forth on said Schedule 1 (the "Option Shares"). The Option Price and Option Shares are subject to adjustment pursuant to paragraph 12 below. This option is as a "Nonqualified Stock Option" and is hereinafter referred to as the "Option".

                 2. GRANT OF STOCK APPRECIATION RIGHTS. Subject to the terms and conditions herein and in tandem with the Option, the Company grants to Grantee for the Option Term, subject to earlier termination as provided in paragraphs 8 and 12(b) below, a stock appreciation right with respect to each Option Share (individually, a "Tandem SAR" and collectively, the "Tandem SARs"). Upon exercise of a Tandem SAR in accordance with this Agreement, the Company shall, subject to paragraph 6 below, make payment as follows:

                          (i) the amount of payment shall equal the amount by which the Fair Market Value of the Option Share on the date of exercise if the Tandem SAR exceeds the Option Price; and

                          (ii)    payment of the amount determined in
                 accordance with clause (i) shall be made in shares of Common Stock (valued at their Fair Market Value as of the date of exercise of such Tandem SAR), or, in the sole discretion of the Committee, in cash, or partly in cash and partly in shares of Common Stock.

                 3. REDUCTION UPON EXERCISE. The exercise of any number of Tandem SARs shall cause a corresponding reduction in the number of Option Shares which shall apply against the Option Shares then available for purchase. The exercise of the Option to purchase any number of Option Shares shall cause a corresponding reduction in the number of Tandem SARs.

                 4. CONDITIONS OF EXERCISE. The Option and Tandem SARs are exercisable only in accordance with the conditions stated in this paragraph.

                          (a)     Except as otherwise provided in paragraph
12(b) below or in the last sentence of this subparagraph (a), 20% of the shares subject to the Option shall be exercisable on the Grant Date and the remaining shares subject to the Option shall not be exercisable until the first anniversary of the Grant Date, and on such first anniversary and thereafter the Option may only be exercised to the extent the Option Shares have become available for purchase in accordance with the following schedule:

                 Anniversary of                    Percentage of Option Shares
                   Grant Date                         Available for Purchase
                 --------------                    ---------------------------
                      1st                                      40%
                      2nd                                      60%
                      3rd                                      80%
                      4th                                     100%

Notwithstanding the foregoing, all Option Shares shall become available for purchase if Grantee's status as a member of the Board (or of the board of directors of any successor to the Company) shall terminate for any reason other than Grantee's voluntarily terminating such status.

                          (b)     A Tandem SAR with respect to an Option Share
shall be exercisable only if the Option Share is then available for purchase in accordance with subparagraph (a).

                          (c)     To the extent the Option or Tandem SARs
become exercisable, such Option or Tandem SARs may be exercised in whole or in part (at any time or from time to time, except as otherwise provided herein) until expiration of the Option Term or earlier termination thereof.

                 5. MANNER OF EXERCISE. The Option or a Tandem SAR shall be considered exercised (as to the number of Option Shares or Tandem SARs specified in the notice referred to in subparagraph (a) below) on the latest of
(i) the date of exercise designated in the written notice referred to in subparagraph (a) below, (ii) if the date so designated is not a business day, the first business day following such date or (iii) the earliest business day by which the Company has received all of the following:

                          (a)     Written notice, in such form as the
Compensation Committee of the Board (the "Committee") may require, designating, among other things, the date of exercise, the number of Option Shares to be purchased and/or the number of Tandem SARs to be exercised;

                          (b)     If the Option is to be exercised, payment of
the Option Price for each Option Share to be purchased in cash or in such other form, or combination of forms, of payment contemplated by Section 6.6(a) of the Plan as the Committee may permit; provided, however, that any shares of Common Stock or Class B Stock delivered in payment of the Option Price, if such form of payment is so permitted by the Committee, shall be shares that the Grantee has owned for a period of at least six months prior to the date of exercise, and provided, further, that, notwithstanding clause (v) of Section 6.6(a) of the Plan, Option Shares may not be withheld in payment or partial payment of the Option Price; and

                          (c)     Any other documentation that the Committee
may reasonably require.

                 6. MANDATORY WITHHOLDING FOR TAXES. Grantee acknowledges and agrees that the Company shall deduct from the cash and/or shares of Common Stock otherwise payable or deliverable upon exercise of the Option or a Tandem SAR an amount of cash and/or number of shares of Common Stock (valued at their Fair Market Value on the date of exercise) that is equal to the amount of all federal, state and local taxes required to be withheld by the Company upon such exercise, as determined by the Committee.

                 7. DELIVERY BY THE COMPANY. As soon as practicable after receipt of all items referred to in paragraph 5, and subject to the withholding referred to in paragraph 6, the Company shall deliver to the Grantee certificates issued in Grantee's name for the number of Option Shares purchased by exercise of the Option and for the number of shares of Common Stock to which the Grantee is entitled by the exercise of Tandem SARs and any cash payment to which the Grantee is entitled by the exercise of Tandem SARs. If delivery is by mail, delivery of shares of Common Stock shall be deemed effected for all purposes when a stock transfer agent of the Company shall have deposited the certificates in the United States mail, addressed to the Grantee, and any cash payment shall be deemed effected when a Company check, payable to Grantee and in an amount equal to the amount of the cash payment, shall have been deposited in the United States mail, addressed to the Grantee.

                 8. EARLY TERMINATION OF OPTION AND TANDEM SARS. Unless otherwise determined by the Committee in its sole discretion, the Option and Tandem SARs shall terminate, prior to the expiration of the Option Term, only if Grantee's status as a member of the Board (or of the board of directors of any successor to the Company) is terminated voluntarily by Grantee.

                 In any event in which the Option and Tandem SARs remain exercisable for a period of time following the Grantee's voluntary termination of his status as a member of the Board, the Option and Tandem SARs may be exercised during such period of time only to the extent the same were exercisable as provided in paragraph 4 above on such date of termination of Grantee's status. Notwithstanding any period of time referenced in this paragraph 8 or any other provision of this paragraph that may be construed to the contrary, the Option and all Tandem SARS shall in any event terminate upon the expiration of the Option Term.

                 9. AUTOMATIC EXERCISE OF TANDEM SARS. Immediately prior to the termination of the Option, as provided in paragraph 8 above, or the expiration of the Option Term, all remaining Tandem SARs shall be deemed to have been exercised by the Grantee.

                 10. NONTRANSFERABILITY OF OPTION AND TANDEM SARS. During Grantee's lifetime, the Option and Tandem SARs are not transferable (voluntarily or involuntarily) other than pursuant to a qualified domestic relations order and, except as otherwise required pursuant to a qualified domestic relations order, are exercisable only by the Grantee or Grantee's court appointed legal representative. The Grantee may designate a beneficiary or beneficiaries to whom the Option and Tandem SARs shall pass upon Grantee's death and may change such designation from time to time by filing a written designation of beneficiary or beneficiaries with the Committee on the form annexed hereto as Exhibit B or such other form as may be prescribed by the Committee, provided that no such designation shall be effective unless so filed prior to the death of Grantee. If no such designation is made or if the designated beneficiary does not survive the Grantee's death, the Option and Tandem SARs shall pass by will or the laws of descent and distribution. Following Grantee's death, the Option and any Tandem SARs, if otherwise exercisable, may be exercised by the person to whom such option or right passes accordingly to the foregoing and such person shall be deemed the Grantee for purposes of any applicable provisions of this Agreement.

                 11. NO SHAREHOLDER RIGHTS. The Grantee shall not be deemed for any purpose to be, or to have any of the rights of, a stockholder of the Company with respect to any shares of Common Stock as to which this Agreement relates until such shares shall have been issued to Grantee by the Company. Furthermore, the existence of this Agreement shall not affect in any way the right or power of the Company or its stockholders to accomplish any corporate act, including, without limitation, the acts referred to in Section
10.18 of the Plan.

                 12.      ADJUSTMENTS.

                          (a)     The Option and Tandem SARs shall be subject
to adjustment (including, without limitation, as to the number of Option Shares and the Option Price per share) in the sole discretion of the Committee and in such manner as the Committee may deem equitable and appropriate in connection with the occurrence of any of the events described in Section 4.2 of the Plan following the Grant Date.

                          (b)     In the event of any Approved Transaction,
Board Change or Control Purchase, the Option and all Tandem SARs shall become exercisable in full without regard to paragraph 4(a); provided, however, that to the extent not theretofore exercised the Option and all Tandem SARs shall terminate upon the first to occur of the consummation of the Approved Transaction, the expiration of the Option Term or the earlier termination of the Option and Tandem SARs pursuant to paragraph 8 hereof. Notwithstanding the foregoing, the Committee may, in its discretion, determine that the Option and Tandem SARs will not become exercisable on an accelerated basis in connection with an Approved Transaction and/or will not terminate if not exercised prior to consummation of the Approved Transaction, if the Board or the surviving or acquiring corporation, as the case may be, shall have taken or made effective provision for the taking of such action as in the opinion of the Committee is equitable and appropriate to substitute a new Award for the Award evidenced by this Agreement or to assume this Agreement and the Award evidenced hereby and in order to make such new or assumed Award, as nearly as may be practicable, equivalent to the Award evidenced by this Agreement as then in effect (but before giving effect to any acceleration of the exercisability hereof unless otherwise determined by the Committee), taking into account, to the extent applicable, the kind and amount of securities, cash or other assets into or for which the Common Stock may be changed, converted or exchanged in connection with the Approved Transaction.

                 13. RESTRICTIONS IMPOSED BY LAW. Without limiting the generality of Section 10.9 of the Plan, the Grantee agrees that Grantee will not exercise the Option or any Tandem SAR and that the Company will not be obligated to deliver any shares of Common Stock or make any cash payment, if counsel to the Company determines that such exercise, delivery or payment would violate any applicable law or any rule or regulation of any governmental authority or any rule or regulation of, or agreement of the Company with, any securities exchange or association upon which the Common Stock is listed or quoted. The Company shall in no event be obligated to take any affirmative action in order to cause the exercise of the Option or any Tandem SAR or the resulting delivery of shares of Common Stock or other payment to comply with any such law, rule, regulation or agreement.

                 14. NOTICE. Unless the Company notifies the Grantee in writing of a different procedure, any notice or other communication to the Company with respect to this Agreement shall be in writing and shall be:

                          (i)     delivered personally to the following address:

                                           Tele-Communications, Inc.
                                           5619 DTC Parkway
                                           Englewood, Colorado 80111-3000
                                  or

                          (ii) sent by first class mail, postage prepaid and addressed as follows

                                           Tele-Communications, Inc.
                                           c/o  General Counsel,
                                             Tele-Communications, Inc.
                                           P. O. Box 5630
                                           Denver, Colorado 80217

Any notice or other communication to the Grantee with respect to this Agreement shall be in writing and shall be delive red personally, or shall be sent by first class mail, postage prepaid, to Grantee's address as listed in the records of the Company on the Grant Date, unless the Company has received written notification from the Grantee of a change of address.

                 15. AMENDMENT. Notwithstanding any other provisions hereof, this Agreement may not be supplemented or amended from time to time without the consent of the Grantee.

                 16. GRANTEE STATUS AS A DIRECTOR. Nothing contained in this Agreement, and no action of the Company or the Committee with respect hereto, shall confer or be construed to confer on the Grantee any right to continue as a member of the Board or interfere in any way with the right of the Company to terminate the Grantee's status as a member of the Board at any time, with or without cause; subject, however, to the provisions of applicable law.

                 17. GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of Colorado.

                 18. CONSTRUCTION. References in this Agreement to "this Agreement" and the words "herein", "hereof", "hereunder" and similar terms include all Exhibits and Schedules appended hereto. The headings of the paragraphs of this Agreement have been included for convenience of reference only, are not to be considered a part hereof, and shall in no way modify or restrict any of the terms or provisions hereof.

                 19. DUPLICATE ORIGINALS. The Company and the Grantee may sign any number of copies of this Agreement. Each signed copy shall be an original, but all of them together represent the same agreement.

                 20. RULES BY COMMITTEE. The rights of the Grantee and obligations of the Company hereunder shall be subject to such reasonable rules and regulations as the Committee may adopt from time to time hereafter.

                 21. GRANTEE ACCEPTANCE. Grantee shall signify acceptance of the terms and conditions of this Agreement by signing in the space provided below and returning a signed copy to the Company.

ATTEST:                                      TELE-COMMUNICATIONS, INC.



_________________________                    By:_______________________________
Assistant Secretary                                 Name:
                                                    Title:


                                             ACCEPTED:


                                             __________________________________
                                             Jerome H. Kern,  Grantee

                                        Schedule 1 to Non-Qualified Stock Option and Stock Appreciation Rights Agreement dated as of October 12, 1993



                          TELE-COMMUNICATIONS, INC.



Grantee:


Grant Date:               October 12, 1993


Option Price:             $16.75 per share


Option Shares:            2,000,000 shares of the Company's Class A
                          Common Stock, $1.00 par value per share

                                         Exhibit B to Non-Qualified Stock Option
                                         and Stock Appreciation Rights Agreement
                                         dated as of October 12, 1993



                          TELE-COMMUNICATIONS, INC.

                          DESIGNATION OF BENEFICIARY


                 I, __________________________  (the "Grantee") hereby declare,

that upon my death ____________________________________ (the "Beneficiary") of
                                 Name
____________________________________ __________________________________________
       Street Address                   City        State         Zip Code

who is my ___________________________________________, shall be entitled to the
                   Relationship to Grantee

Option, Tandem SARs, and all other rights accorded the Grantee by the above referenced grant agreement (the "Agreement").

                 It is understood that this Designation of Beneficiary is made pursuant to the Agreement and is subject to the conditions stated herein including the Beneficiary's survival of the Grantee's death. If any such condition is not satisfied, such rights shall devolve according to the Grantee's will or the laws of descent and distribution.

                 It is further understood that all prior designations of beneficiary under the Agreement are hereby revoked and that this Designation of Beneficiary may only be revoked in writing, signed by the Grantee, and filed with the Company prior to the Grantee's death.





_______________________________       __________________________________________
            Date                                      Grantee

                                                               FORM OF AGREEMENT

                           INDEMNIFICATION AGREEMENT


                 This AGREEMENT is made and entered into this _____ day of _________, 1994, by and between Tele-Communications, Inc., a Delaware corporation (the "Company"), and [name of director] (the "Indemnitee").

                 WHEREAS, it is essential to the Company to retain and attract as directors the most capable persons available;

                 WHEREAS, Indemnitee is a director of the Company;

                 WHEREAS, both the Company and Indemnitee recognize the increased risk of litigation and other claims routinely being asserted against directors of public companies in today's environment, and the attendant costs of defending even wholly frivolous claims;

                 WHEREAS, it has become increasingly difficult to obtain insurance against the risk of personal liability of directors on terms providing reasonable protection at reasonable cost;

                 WHEREAS, the Bylaws of the Company provide certain indemnification rights to the directors of the Company, and its directors have been otherwise assured indemnification, as provided by Delaware law;

                 WHEREAS, in recognition of Indemnitee's need for substantial protection against personal liability in order to enhance Indemnitee's continued service to the Company in an effective manner, the increasing difficulty in obtaining and maintaining satisfactory insurance coverage, and Indemnitee's reliance on past assurances of indemnification, the Company wishes to provide in this Agreement for the indemnification of and the advancing of expenses to Indemnitee to the fullest extent permitted by law (whether partial or complete) and as set forth in this Agreement, and, to the extent insurance is maintained, for the continued coverage of Indemnitee under the Company's directors' and officers' liability insurance policies;

                 NOW, THEREFORE, in consideration of the premises, the mutual covenants and agreements contained herein and Indemnitee's continuing to serve as a director of the Company, the parties hereto agree as follows:

                 1.       Certain Definitions:

                          (a) Change in Control: shall be deemed to have occurred if (i) any "person" (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended), other than a trustee or other fiduciary holding securities under an employee benefit plan of the Company or a corporation owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company, is or becomes the "beneficial owner" (as defined in Rule 13d-3 under such Act), directly or indirectly, of securities of the Company representing 20% or more of the total voting power represented by the Company's then outstanding Voting Securities (other than any such person or any affiliate thereof that is such a 20% beneficial owner as of the date hereof), or (ii) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board of Directors of the Company and any new director whose election by the Board of Directors or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof, or (iii) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the Voting Securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into Voting Securities of the surviving entity) at least 80% of the total voting power represented by the Voting Securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, or the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of (in one transaction or a series of transactions) all or substantially all the Company's assets.

                          (b) Claim: any threatened, pending or completed action, suit or proceeding, whether instituted by the Company or any other party, or any inquiry or investigation that Indemnitee in good faith believes might lead to the institution of any such action, suit or proceeding, whether civil (including intentional and unintentional tort claims), criminal, administrative, investigative or other.

                          (c) Expenses: include attorneys' fees and all other costs, expenses and obligations paid or incurred in connection with investigating, defending, being a witness in or participating in (including on appeal), or preparing to defend, be a witness in or participate in any Claim relating to any Indemnifiable Event.

                          (d) Indemnifiable Event: any event or occurrence related to the fact that Indemnitee is or was a director, officer, employee, agent or fiduciary of the Company, or is or was serving at the request of the Company as a director, officer, employee, trustee, agent or fiduciary of another corporation, partnership, joint venture, employee benefit plan, trust or other enterprise, or by reason of anything done or not done by Indemnitee in any such capacity.

                          (e) Independent Legal Counsel: an attorney or firm of attorneys, selected in accordance with the provisions of
         Section 3, who shall not have otherwise performed services for the Company or Indemnitee within the last five years (other than with respect to matters concerning the rights of Indemnitee under this Agreement, or of other indemnitees under similar indemnification agreements).

                          (f) Reviewing Party: any appropriate person or body consisting of a member or members of the Company's Board of Directors or any other person or body appointed by the Company's Board of Directors who is not a party to the particular Claim for which Indemnitee is seeking indemnification, or Independent Legal Counsel.

                          (g) Voting Securities: any securities of the Company which vote generally in the election of directors.

                 2.       Basic Indemnification Arrangement.

                          (a) In the event Indemnitee was, is or becomes a party to or witness or other participant in, or is threatened to be made a party to or witness or other participant in, a Claim by reason of (or arising in part out of) an Indemnifiable Event, the Company shall indemnify Indemnitee to the fullest extent permitted by law as soon as practicable but in any event no later than thirty days after written demand is presented to the Company, against any and all Expenses, judgments, fines, penalties and amounts paid in settlement (including all interest, assessments and other charges paid or payable in connection with or in respect of such Expenses, judgments, fines, penalties or amounts paid in settlement) of such Claim. If so requested by Indemnitee, the Company shall advance (within two business days of such request) any and all Expenses to Indemnitee (an "Expense Advance").

                          (b) Notwithstanding the foregoing, (i) the obligations of the Company under Section 2(a) shall be subject to the condition that the Reviewing Party shall not have determined (in a written opinion, in any case in which the Independent Legal Counsel referred to in Section 3 hereof is involved) that Indemnitee would not be permitted to be indemnified under applicable law, and (ii) the obligation of the Company to make an Expense Advance pursuant to
         Section 2(a) shall be subject to the condition that, if, when and to the extent that the Reviewing Party determines that Indemnitee would not be permitted to be so indemnified under applicable law, the Company shall be entitled to be reimbursed by Indemnitee (who hereby agrees to reimburse the Company) for all such amounts theretofore paid; provided, however, that if Indemnitee has commenced or thereafter commences legal proceedings in a court of competent jurisdiction to secure a determination that Indemnitee should be indemnified under applicable law, any determination made by the Reviewing Party that Indemnitee would not be permitted to be indemnified under applicable law shall not be binding and Indemnitee shall not be required to reimburse the Company for any Expense Advance until a final judicial determination is made with respect thereto (as to which all rights of appeal therefrom have been exhausted or lapsed). If there has not been a Change in Control, the Reviewing Party shall be selected by the Board of Directors, and if there has been such a Change in Control (other than a Change in Control which has been approved by a majority of the Company's Board of Directors who were directors immediately prior to such Change in Control), the Reviewing Party shall be the Independent Legal Counsel referred to in
         Section 3 hereof. If there has been no determination by the Reviewing Party or if the Reviewing Party determines that Indemnitee substantively would not be permitted to be indemnified in whole or in part under applicable law, Indemnitee shall have the right to commence litigation in any court in the State of Delaware or the State of Colorado having subject matter jurisdiction thereof and in which venue is proper seeking an initial determination by the court or challenging any such determination by the Reviewing Party or any aspect thereof, including the legal or factual bases therefor, and the Company hereby consents to service of process and agrees to appear in any such proceeding. Any determination by the Reviewing Party otherwise shall be conclusive and binding on the Company and Indemnitee.

                 3. Change in Control. The Company agrees that if there is a Change in Control of the Company (other than a Change in Control which has been approved by a majority of the Company's Board of Directors who were directors immediately prior to such Change in Control) then with respect to all matters thereafter arising concerning the rights of Indemnitee to indemnity payments and Expense Advances under this Agreement or any other agreement or Company Bylaw now or hereafter in effect relating to Claims for Indemnifiable Events, the Company shall seek legal advice only from Independent Legal Counsel selected by Indemnitee and approved by the Company (which approval shall not be unreasonably withheld). Such counsel, among other things, shall render its written opinion to the Company and Indemnitee as to whether and to what extent Indemnitee would be permitted to be indemnified under applicable law. The Company agrees to pay the reasonable fees of the Independent Legal Counsel referred to above and to fully indemnify such counsel against any and all expenses (including attorneys' fees), claims, liabilities and damages arising out of or relating to this Agreement or its engagement pursuant hereto.

                 4. Indemnification for Additional Expenses. The Company shall indemnify Indemnitee against any and all expenses (including attorneys' fees) and, if requested by Indemnitee, shall (within two business days of such request) advance such expenses to Indemnitee, which are incurred by Indemnitee in connection with any action brought by Indemnitee for (i) indemnification or advance payment of Expenses by the Company under this Agreement or any other agreement or Company Bylaw now or hereafter in effect relating to Claims for Indemnifiable Events or (ii) recovery under any directors' and officers' liability insurance policies maintained by the Company, regardless of whether Indemnitee ultimately is determined to be entitled to such indemnification, advance expense payment or insurance recovery, as the case may be.

                 5. Partial Indemnity. If Indemnitee is entitled under any provision of this Agreement to indemnification by the Company for some or a portion of the Expenses, judgments, fines, penalties and amounts paid in settlement of a Claim but not, however, for all of the total amount thereof, the Company shall nevertheless indemnify Indemnitee for the portion thereof to which Indemnitee is entitled. Moreover, notwithstanding any other provision of this Agreement, to the extent that Indemnitee has been successful on the merits or otherwise in defense of any or all Claims relating in whole or in part to an Indemnifiable Event or in defense of any issue or matter therein, including dismissal without prejudice, Indemnitee shall be indemnified against all Expenses incurred in connection therewith.

                 6. Burden of Proof. In connection with any determination by the Reviewing Party or otherwise as to whether Indemnitee is entitled to be indemnified hereunder, the burden of proof shall be on the Company to establish that Indemnitee is not so entitled.

                 7. No Presumptions. For purposes of this Agreement, the termination of any claim, action, suit or proceeding, by judgment, order, settlement (whether with or without court approval) or conviction, or upon a plea of nolo contendere, or its equivalent, shall not create a presumption that Indemnitee did not meet any particular standard of conduct or have any particular belief or that a court has determined that indemnification is not permitted by applicable law. In addition, neither the failure of the Reviewing Party to have made a determination as to whether Indemnitee has met any particular standard of conduct or had any particular belief, nor an actual determination by the Reviewing Party that Indemnitee has not met such standard of conduct or did not have such belief, prior to the commencement of legal proceedings by Indemnitee to secure a judicial determination that Indemnitee should be indemnified under applicable law shall be a defense to Indemnitee's claim or create a presumption that Indemnitee has not met any particular standard of conduct or did not have any particular belief.

                 8. Nonexclusivity; Subsequent Change in Law. The rights of the Indemnitee hereunder shall be in addition to any other rights Indemnitee may have under the Company's Bylaws or the General Corporation Law of the State of Delaware or otherwise. To the extent that a change in the General Corporation Law of the State of Delaware (whether by statute or judicial decision) permits greater indemnification by agreement than would be afforded currently under the Company's Bylaws and this Agreement, it is the intent of the parties hereto that Indemnitee shall enjoy by this Agreement the greater benefits so afforded by such change.

                 9. Liability Insurance. To the extent the Company maintains an insurance policy or policies providing directors' and officers' liability insurance, Indemnitee shall be covered by such policy or policies, in accordance with its or their terms, to the maximum extent of the coverage available for any Company director or officer.

                 10. Amendments; Waiver. No supplement, modification or amendment of this Agreement shall be binding unless executed in writing by both of the parties hereto. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provisions hereof (whether or not similar) nor shall such waiver constitute a continuing waiver.

                 11. Subrogation. In the event of payment under this Agreement, the Company shall be subrogated to the extent of such payment to all of the rights of recovery of Indemnitee, who shall execute all papers required and shall do everything that may be necessary to secure such rights, including the execution of such documents necessary to enable the Company effectively to bring suit to enforce such rights.


                 12. No Duplication of Payments. The Company shall not be liable under this Agreement to make any payment in connection with any Claim made against Indemnitee to the extent Indemnitee has otherwise actually received payment (under any insurance policy, Bylaw or otherwise) of the amounts otherwise indemnifiable hereunder.

                 13. Binding Effect. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and their respective successors (including any direct or indirect successor by purchase, merger, consolidation or otherwise to all or substantially all of the business or assets of the Company), assigns, spouses, heirs, executors and personal and legal representatives. This Agreement shall continue in effect regardless of whether Indemnitee continues to serve as a director of the Company or of any other enterprise at the Company's request.

                 14. Severability. The provisions of this Agreement shall be severable in the event that any of the provisions hereof (including any provision within a single section, paragraph or sentence) is held by a court of competent jurisdiction to be invalid, void or otherwise unenforceable in any respect, and the validity and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired and shall remain enforceable to the fullest extent permitted by law.

                 15. Effective Date. This Agreement shall be effective as of the date hereof and shall apply to any claim for indemnification by the Indemnitee on or after such date.

                 16. Governing Law. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Delaware applicable to contracts made and to be performed in such state without giving effect to the principles of conflicts of laws.

                 IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date set forth above.

                                        TELE-COMMUNICATIONS, INC.



                                        By:_____________________________________
                                           Name:
                                           Title:


                                           _____________________________________
                                           [name of director]